UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2014  (November 17, 2014)

IRONWOOD GOLD CORP.
(Name of small business issuer specified in its charter)

Nevada	000-53267	74-3207792
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

23 West Nye Ln., Ste. 129 Carson City, Nevada	89706
(Address of principal executive offices)	(Zip Code)

(888) 356-4942

(Registrant’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c ))

Item 5.03. Amendments to Articles of Incorporation of By-Laws; Change in Fiscal Year

On October 24, 2014, the Board of Directors of Ironwood Gold Corp., the Registrant, approved the filing of a Certificate of Change with the Secretary of State of the State of Nevada. Pursuant to the Certificate of Change, the Board authorized a change in the authorized number of shares of common stock from 250 million shares of common stock, $.001 par value, to 625,000 shares of common stock, $.001 par value, and a corresponding reduction in the issued and outstanding shares of common stock through a 1-for-400 reverse stock split. Effective 9:00 a.m., December 12, 2014, each one new share of common stock of the Registrant will be issued for every 400 shares of common stock which were previously outstanding. No fractional shares of common stock will be issued. Stockholders who would otherwise be entitled to receive a fraction of a share will have the post-split shares rounded up to the nearest whole number. Stockholder approval was not required for the aforementioned corporate actions pursuant to the Nevada Revised Statutes 78.207.

Stockholders of the Company will not be required to turn in their old certificates for new certificates. Stockholders in the investment community will be able to distinguish pre-split and post-split shares by the cusip number on the certificates. Pre-split certificates will have the cusip no. 463320200 on the certificate. Post-split shares will have the cusip no. 463320309 on the certificate.

Item 8.01 Other Events

The Issuer is currently delinquent with respect to filing its Form 10-Q for the quarter ended May 31, 2014. The Company is working on getting its Form 10-Q current with the Securities and Exchange Commission as soon as possible.

The Issuer filed a Preliminary Information Statement with the Securities and Exchange Commission on June 23, 2014. The subject matter of the Information Statement included approval of a reverse stock-split, the authorization of Preferred Stock, approval of a Stock Option Plan and the approval of a name change. It is the Company’s plan to get current with its reports under the Exchange Act and then to amend the Preliminary Information Statement. Since the reverse stock split will have been completed without the need for stockholder approval, the new Preliminary Information Statement which will be filed in the near future, will provide information regarding a consent in lieu of a meeting to approve an increase in the number of shares of authorized Common Stock to an amount determined by the board, to approve authorizing an amount of shares of Preferred Stock determined by the board which may be issued in Series by resolution of the board, to approve a name change and to ratify the Company’s stock option plan.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description

3.1	Certificate of Change filed with the Secretary of State of the State of Nevada. (Filed herewith.)

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ironwood Gold Corp.

Dated: November 19, 2014	By:	/s/ Andrew McKinnon
Chief Executive Officer